UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2016

WESTERN REFINING LOGISTICS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive offices and zip code)

(915) 534-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2016, Western Refining Logistics, LP, a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership, and Barclays Capital Inc., as sole underwriter (the “Underwriter”), relating to the issuance and sale by the Partnership, and purchase by the Underwriter, of 3,750,000 common units representing limited partner interests in the Partnership (the “Common Units”). The Partnership has also granted the Underwriter a 30-day option to purchase up to 562,500 additional common units on the same terms.

The Common Units are being offered and sold under the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-204437) declared effective by the Securities and Exchange Commission on June 8, 2015 (the “Registration Statement”), and are described in a Prospectus Supplement dated May 16, 2016 (the “Prospectus Supplement”) to the Prospectus dated June 8, 2015, which is included in the Registration Statement.

The closing of the offering of Common Units is expected to occur on May 20, 2016, subject to customary closing conditions.

As more fully described in the Prospectus Supplement, the Underwriter and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 16, 2016, by and among Western Refining Logistics, LP, Western Refining Logistics GP, LLC and Barclays Capital Inc., as sole underwriter.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By:	Western Refining Logistics GP, LLC, its general partner

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Executive Vice President and Interim Chief Financial Officer

Date: May 20, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 16, 2016, by and among Western Refining Logistics, LP, Western Refining Logistics GP, LLC and Barclays Capital Inc., as sole underwriter.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).